FACULTATIVE REINSURANCE AGREEMENT

                                     between

            NATIONAL UNION FIRE INSURANCE COMPANY OF PlTTSBURGH, PA.
                       (hereinafter called the "Company")

                                       and

              CONSOLIDATED AMERICAN RENTAL INSURANCE COMPANY, LTD.
                      (hereinafter called "the Reinsurer")


                                   WITNESSETH:


         WHEREAS, the Company is willing to cede to the Reinsurer certain insurance under the terms and conditions hereinafter set forth; and

         WHEREAS, the Reinsurer is willing to reinsure such insurance on said terms and conditions:

         NOW, THEREFORE, in consideration of the premiums Schedule(s) and of the mutual covenants and agreements herein set forth, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE I
POLICY(IES) REINSURED:
         As per Schedule(s) attached hereto and made a part hereof.

                                   ARTICLE II
TERM:
         This Agreement is effective at 12:01 A.M. Eastern Standard Time, the 1st day of March, 1997.

         This Agreement shall continue in effect until terminated.

                                   ARTICLE III
TERRITORY:

         This Agreement shall cover Losses occurring within the territorial limits provided by the Policies reinsured hereunder and listed in Schedule(s).

                                   ARTICLE IV
DEFINITIONS:
A. The term "Policies" as used in this Agreement shall mean any and all binders, certificates, policies and contracts of insurance, accepted or held covered provisionally or otherwise and issued to the Insured named in Schedule(s) hereof.

B. The term "Ultimate Net Loss" as used in this Agreement shall mean the actual Loss sustained by the Company, but salvages and all other recoveries, including recoveries under all other reinsurance except catastrophe excess reinsurance of the Company, shall be deducted from such Loss to arrive at the amount of liability, if any, attached hereunder. All salvages, recoveries, or payments recovered or received subsequent to loss settlement hereunder, shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto. Nothing in this clause shall be construed to mean that Losses are not recoverable hereunder, until the Company's Ultimate Net Loss has been ascertained.

C. The term "Gross Premiums Written" as used in this Agreement shall mean Direct Written Premiums for Policies covered hereunder, adding all other Additional Premiums and subtracting all other Return Premiums and cancellations; however, Direct Premiums written on installment premium payment policies shall be deemed to be the installment due in the period for which the account is rendered, in accordance with the Reports and Remittances article contained in this Agreement.

D. The term "Unearned Premiums Reserve" as used in this Agreement shall mean the premium represented by the unexpired portion of the policy in force as of any specified date.

E. The term "Losses Paid" as used in this Agreement shall mean Losses Paid less Recoveries for Salvage and Subrogation.

F. The term "Allocated Loss Expenses" as used in this Agreement shall mean all court costs and court expenses; pre- and postjudgment interest; fees for service of process; attorneys' fees; cost of undercover operative and detective services; costs of employing experts; costs for legal transcripts; costs for copies of any public records; costs of depositions and court-reported or recorded statements; costs and expenses of subrogation and any similar fee, cost or expense reasonably chargeable to the investigation, negotiation, settlement or defense of a claim or loss or to the protection and perfection of the subrogation rights of the Company and/or of the Client. "Allocated Loss Expenses" shall not mean fees for attorneys who are employees of the Company or on permanent retainer.

G. The term "Unallocated Loss Expense" as used in this Agreement shall mean the Claims Service Fees charged hereunder as per Schedule(s) hereof.

H. The term "AIGRM Supervision Fee" shall mean the fee for services provided in serving as liaison between the Reinsurer and the Claims Administrator, reviewing claims in accordance with the Claims Handling Guidelines issued by AIG Risk Management, Inc. (AIGRM) and monitoring and evaluating performance of the Claims Administrator, and shall be adjusted as shown in the Schedule(s).

I. The term "Outstanding Loss Reserves" as used in this Agreement shall mean losses reported to the Company which have been reserved but unpaid at any specified date.

J. The term "Losses" as used in this Agreement shall mean payments to claimants under Policies reinsured hereunder.

K. The term "Loss Escrow Fund" as used in this Agreement shall mean a non-interest bearing escrow fund established in the amount shown in the Schedule(s) and adjusted in accordance with Article VII.

L. The term "IBNR" (Incurred But Not Reported) as used in this Agreement shall mean a reserve for liability for future payment on Losses which have already occurred but have not yet been reported to the Company and shall also include expected future development on Outstanding Loss Reserves.

M.   The term "Obligations" as used in this Agreement shall mean:

     (a) Losses and Allocated Loss Expenses paid by the Company but not recovered from the Reinsurer;
     (b)  Outstanding Loss Reserves;
     (c)  Reserves for Losses Incurred But Not Reported;
     (d)  Reserves for Allocated Loss Expenses; and
     (e)  Reserves for Unearned Premium.
     (f) Plus the difference between (a) through (e) above and the amount of Security set by the Company.

N. Deductible Loss(es) as used in this Agreement shall mean those Losses paid by the original insured under the Policy(ies) reinsured hereunder.

                                    ARTICLE V

REINSURING CLAUSE:  As per Schedule(s).

                                   ARTICLE VI

PREMIUM AND COMMISSION:
         The Premiums due the Reinsurer for the Reinsurance hereunder shall be calculated in accordance with the Schedule(s).

                                   ARTICLE VII

CLAIMS:

         The Reinsurer agrees to abide by the loss settlements of the Company, it being understood, however, that when so requested, the Company will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense of any claim or suit or proceeding involving this reinsurance, and that the Reinsurer may cooperate in every respect in the defense or control of such claim, suit or proceeding.

         For the payment of Losses and Loss Expenses the Reinsurer will fund a Loss Escrow Fund in the amount shown in the Schedule(s) or two and one half (2 1/2) months estimated Ultimate Net Loss which will be replenished by the Reinsurer at the same time as the account current shown in Schedule(s).

         The Company may deduct paid loss and loss expenses paid as provided for in the REPORTS AND REMITTANCES ARTICLE, and the Company shall record and advise the Reinsurer of these deductions as provided in the REPORTS AND REMITTANCES ARTICLE. The Company may, at its option, demand prompt payment of any loss where the Reinsurer's share exceeds the amount shown in the Schedule(s) where the Reinsurer will promptly pay such amounts.

                                  ARTICLE VIII

CLAIMS SERVICE FEES:  Adjustable as per Schedule(s).

                                   ARTICLE IX

REPORTS AND REMITTANCES:

         Within the time shown in the Schedule(s) while this Agreement remains in effect, the Company shall render to the Reinsurer an account current and the balance due shall be paid by the debtor party to the other within the time shown in the Schedule(s) after the close of the month or as soon as reasonably practicable thereafter.

                                    ARTICLE X

RESERVE DEPOSIT (NON-ADMITTED REINSURER):

         With respect to the premium derived from any jurisdiction in which an insured risk is located and in which the Reinsurer is not admitted, the Company shall be entitled to require from the Reinsurer any one or a combination of the following; (1) a Letter of Credit complying with 11 NYCRR 79 (Regulation 133),
(2) A Security Trust complying with 11 NYCRR 126 (Regulation 114) and/or (3) Cash as security for the payment of the latter's Obligations hereunder.

         The amount required shall initially equal the amount shown in the Schedule(s). The amount shall be adjusted to equal the Reinsurer's Obligations.

         Upon default by the Reinsurer of sums due and owing to the Company, the Company may appropriate as much of the Letter of Credit, Security Trust and/or Cash as necessary to eliminate the default. The Company may, however, at its discretion, require payment of any sum in default, and it shall be no defense to any such claim that the Company might have had recourse to the Letter of Credit, Security Trust and/or Cash.

         The Company and the Reinsurer hereby agree that the Letter of Credit, Security Trust and/or Cash, provided pursuant to this Agreement may be drawn upon at any time, notwithstanding any other provisions herein contained. The Letter of Credit, Security Trust and/or Cash may be utilized by Company or any successor by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for any of the following reasons:

          (i) To reimburse the Company for the Reinsurer's share of premiums returned to the owners of the Policy(ies) reinsured hereunder due to cancellations of said Policy(ies);

          (ii) To reimburse the Company for the Reinsurer's share of surrenders and benefits or losses paid by the Company under the terms and provisions of the Policy(ies) reinsured hereunder;

          (iii)To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Policy(ies) ceded hereunder. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including IBNR, Allocated Loss Expenses and Unearned Premiums); and

               (iv) To pay any  other  amounts  due to the  Company  under  this
                    Agreement.

         All of the foregoing apply without diminution because of the insolvency of the Company or the Reinsurer.

                                   ARTICLE Xl

INDEMNIFICATION AND ERRORS AND OMISSIONS:

         Any recitals in this Agreement of the terms and provisions of the original policy or policies are merely descriptive and the Reinsurer is reinsuring, to the amount herein provided, the obligations of the Company under the original policy or policies. The Company shall be the sole judge as to what shall constitute a claim or loss covered under the Company's original policy or policies and as to the Company's liability thereunder and as to amount or amounts which it shall be proper for the Company to pay thereunder and the Reinsurer shall be bound by the judgement of the Company as to the liability and obligation of the Company under its policy or policies.

         Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission, or error had not been made, provided such delay, omission or error is rectified as soon as possible.
                                  ARTICLE XII

TAXES:

         The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

         Federal Excise Tax applies only to those reinsurers which are not exempt from Federal Excise Tax.

         The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax one percent (1%) of the subject premium shown in Schedule(s), or such other rate that may be in effect from time to time, to the extent such premium is subject to Federal Excise Tax.

                                  ARTICLE XIII
INSPECTION:

         The Company shall place at the disposal of the Reinsurer, and the Reinsurer shall have the right to inspect, at all reasonable times, through its authorized representatives, all books, records and papers of the Company in connection with the reinsurance hereunder, or any claims in connection herewith.

                                   ARTICLE XIV

FOLLOW THE FORTUNES CLAUSE:

         The Reinsurer's liability shall attach simultaneously with that of the Company and all reinsurance for which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, waivers, and to the same modifications, alterations and cancellations, as the respective insurances (or reinsurances) of the Company to which such reinsurances relate. This Agreement shall further protect the Company in connection with any loss for which the Company may be legally liable to pay in excess of the limit having been incurred because of failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against their Insured or in the preparation or prosecution of an appeal consequent upon such action.

         The true intent of the Agreement being that the Reinsurer shall, in every case to which this Agreement applies and in the Proportions specified herein, follow the fortunes of the Company.

         This Article shall not apply insofar as it can be shown that the Company has been negligent or guilty of bad faith in handling a claim which is the subject matter of this Agreement.

                                   ARTICLE XV

INSOLVENCY:

         In the event of the insolvency of the Company, reinsurance under this Agreement shall be payable by the Reinsurer (on the basis of the liability of the Company under contract or contracts reinsured without diminution because of the insolvency of the Company) to the Company or to its liquidator, receiver, or statutory successor, except as provided by Section 4118 of the New York Insurance Law or except:

          (1) where the Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and

          (2) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations, of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

         It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the contract or contracts reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that, during the pendency of such claim the Reinsurer may investigate such claim and interpose at their own expense in the proceeding where such claim is to be adjudicated, any defense or defenses which they may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.
                                   ARTICLE XVI

ARBITRATION CLAUSE:

         All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of two (2) Arbitrators, one to be chosen by each party, and in the event the Arbitrators fail to agree, to the decision of an Umpire to be chosen by the Arbitrators. The Arbitrators and Umpire shall be executive officials of Fire and Casualty Insurance or Reinsurance Companies. If either of the parties fails to appoint an Arbitrator within one (1) month after being required by the other party in writing to do so, or if the Arbitrators fail to appoint an Umpire, within one (1) month of a request in writing by either of them to do so, such Arbitrator or Umpire, as the case may be, shall at the request of either party be appointed by a Justice of the Supreme Court of the State of New York.

         The Arbitration proceedings shall take place in New York, New York. The applicant shall submit its case within one (1) month after the appointment of the Court of Arbitration, and the respondent shall submit his reply within one
(1) month after
receipt of a claim. The Arbitrators and Umpire are relieved from all Judicial formality and may abstain from following the strict rules of law. They shall settle any dispute under this Agreement according to an equitable rather than a strictly legal interpretation of its terms and their decision shall be final and not subject to appeal.

         Each party shall bear the expenses of its Arbitrator and shall jointly and equally share with the other the expenses of the Umpire and of the Arbitration.

         This Article shall survive the termination of this Agreement.

                                  ARTICLE XVII
RESERVES:

         The Reinsurer will maintain legal reserves with respect to Outstanding Losses and Loss Expenses and Unearned Premium
Reserves.
                                  ARTICLE XVIII

TERMINATION:

A. Neither the Company nor the Reinsurer may terminate this Agreement while the Policy(ies) listed in the Schedule(s), Item B are in force; however, if the policy(ies) listed in the Schedule(s), item B are in fact terminated then in that event and that event only this Agreement may be terminated simultaneously therewith.

B. However, the Company shall have the right to terminate this Agreement immediately by giving the Reinsurer notice: (1) If the performance of the whole or any part of this Agreement be prohibited or rendered impossible de jure or defacto in particular and without prejudice to the generality of the preceding words in consequence of any law or regulation which is or shall be in force in any state or territory or if any law or regulation shall prevent directly or indirectly the remittance of any or all or any part of the balance or payments due to or from the Reinsurer.

     (2)  If the reinsurer at any time shall:

          (a)  Become insolvent, or

          (b)  Suffer any impairment of capital, or

          (c)  File a Petition in bankruptcy, or

          (d)  Go into liquidation or rehabilitation, or

          (e)  Have a receiver appointed, or

          (f) Be acquired or controlled by any other insurance company or organization.

     (3) In the event of the severance or obstruction of free and unfettered communication and/or normal commercial and/or financial intercourse between the United States of America and the country in which the Reinsurer is incorporated or has its principal office as a result of war, currency regulations, or any circumstances arising out of political, financial or economic emergency. All notices of termination in accordance with any of the provisions of this paragraph may be by Telex or Telegram and shall be deemed to be served upon dispatch, or where communications between the parties are interrupted, upon attempt dispatch.

C. All notices of termination served in accordance with any of the provisions of this Article shall be addressed to the party concerned at its head office or at any other address previously designated by that party herein.

D. In the event of this Agreement being terminated the rights and obligations of both parties to this Agreement shall remain in full force until the effective date of termination.

E. As respects coverage hereunder, it is understood and agreed that upon termination of this Agreement, coverage will continue hereunder beyond such termination date until the natural expiration date, the cancellation date, or the date which the Company, as a matter of law, may terminate coverage under the Policy(ies) listed in
     Article I hereof.

F, Should this Agreement terminate while a loss occurrence is in progress, the Reinsurer shall be liable to the extent of their interest, subject to the other conditions of this contract, for all losses resulting from such loss occurrence whether such losses arise before or after such termination.

                                   ARTICLE XIX
SERVICE OF SUIT:

         It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States and will comply with all requirements necessary to give such court jurisdiction and all matter arising hereunder shall be determined in accordance with the law and practice of such court.

         It is further agreed that service of process in such suit may be made upon the parties indicated in the Schedule(s) and that in any suit instituted against any of them upon this contract, the Reinsurer will abide by the final decision of such court or appellate court in the event of an appeal.

         The Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

         The party(ies) listed in the Schedule(s) are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

         Further, pursuant to any statute of any state, territory, or district of the United States which makes provisions therefor, Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement of reinsurance, and hereby designate the above named as the person to whom the said office is authorized to mail such process or a true copy thereof.

                                   ARTICLE XX

FOREIGN EXCHANGE:

         All premium and loss payments hereunder shall be in United States Currency.

         Premiums due hereunder in other than United States Currency shall be paid by the Company in United States Dollars at the rates of exchange at which the original accounts were settled. Failing this the rate of exchange applied shall be that used by the Company in their own books of account or in accordance with any subsequent adjustments thereto.

         The amounts recoverable for losses in other than United States Currency shall be converted into United States Dollars at the same rates of exchange as were applied in the settlement of the original losses. Failing this the rate of exchange applied shall be that used by the Company in their own books either at the time of the settlement or in accordance with any subsequent adjustment thereto.

                                   ARTICLE XXI
OFFSET CLAUSE:

         The Company and the Reinsurer shall have the right to offset any balance(s) due from one to the other under this Agreement.

The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums or losses or otherwise.

         In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of Section 7427 of the Insurance Law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives in New York, New York this 5th day of May, 1998.

                                    NATIONAL UNION FIRE INSURANCE COMPANY OF
                                    PITTSBURGH, PA.


                                    BY: /s/ Jeff Engelbrecht
                                       ------------------------
                                    TITLE: Attorney in Fact
                                    ADDRESS: 70 Pine Street
                                             New York, NY 10270
and in Bermuda this 30 day of Apr, 1998

                                    CONSOLIDATED AMERICAN RENTAL INSURANCE
                                    CO., LTD.

                                    BY:
                                    TITLE: DIRECTOR
                                          ----------------------
                                    ADDRESS: 40 CHURCH STREET
                                             HAMILTON, BERMUDA

                                  SCHEDULE # 1
                       (Facultative Reinsurance Agreement)

                         March 1, 1997 to March 1, 1998

         Reinsurer Name       Consolidated American Rental
                              Insurance Company, Ltd.
         Address              C/O Willis Corroon Management
                              40 Church Street
                              Hamilton, Bermuda

         Original Insured     Rent a Wreck of America, Inc.
         Address              11460 Cronridge Drive, Suite 118
                              Owings Mills, MD. 21117

         Agent for Service
         of Process           Willis Corroon of Maryland
         Address              10 North Park Drive
                              Hunt Valley, MD. 21030

                                    ARTICLE I

POLICY(IES) REINSURED:

A.       Policy Number(s):

         (l) RMCA 5273030
         (2) RMCA 5273031
         (3) RMCA 5273032

which are incorporated herein by reference and made a part hereof.

B.       Territory: As per policy(ies) listed in Item A

C.       Policy Period:

         12:01 A.M. Eastern Standard Time, March 1, 1997 to 12:01 A.M. Eastern Standard Time, March 1, 1998.

D.       Policy Limits:

Policy Number(s):    RMCA 5273030
                     RMCA 5273031
                     RMCA 5273032

Automobile Liability: $100,000 Bodily Injury each Person
                      $300,000 Bodily Injury each Accident
                      $100,000 Property Damage each Accident

Automobile Physical Damage:   Actual Cash Value Comprehensive
                              Actual Cash Value  Collision

E. REINSURER'S SHARE: Exceeds $25,000 before Company may request prompt payment.

F. REINSURING TERMS:

(l) The Reinsurers aggregate limit of liability is the most the reinsurer will pay. The estimated aggregate limit of liability is one million three hundred thousand dollars ($1,300,000). This limit of liability is subject to adjustment as follows:

         Adjustment Basis                  Adjustment Rate               Per
         ----------------                  ---------------               ---
        [redacted pending                  [redacted pending             each
        confidentiality                    confidentiality
        request with SEC]                  request with SEC]
        Subject to a maximum downward adjustment of 10%.

(2) Subject to (1) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 5273030, RMCA 5273031, RMCA 5273032, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first One Hundred Thousand Dollars ($100,000) of the Company's Ultimate Net Loss per Bodily Injury each Person.

(3) Subject to (l) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 5273030, RMCA 5273031, RMCA 5273032, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first Three Hundred Thousand Dollars ($300,000) of the Company's Ultimate Net Loss per Bodily Injury each Accident.

(4) Subject to (1) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 5273030, RMCA 5273031, RMCA 5273032, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first One Hundred Thousand Dollars ($100,000) of the Company's Ultimate Net Loss per Property Damage each Accident.

(5) Subject to (1) above, Allocated Loss Expense: Reinsurer agrees to reinsure the Company against and be liable for Allocated Loss Expense under the policies covered hereunder as follows: 1) if Ultimate Net Loss is contained within the Reinsured Limit(s) - Reinsurer will pay all Allocated Loss Expenses; 2) if Ultimate Net Loss exceeds the Reinsured Limit(s) - Reinsurer will pay that amount of Allocated Loss Expenses that is in proportion to the ratio that the Reinsured Limit(s) bears to the Loss paid under the Policy(ies); or 3) if there is no Ultimate Net Loss - Reinsurer will pay all Allocated Loss Expenses up to the Reinsured Limit(s) and fifty percent (50%) of the Allocated Loss Expenses which exceed the Reinsured Limit(s).

G. PREMIUM AND COMMISSION:

         Premium and Commission due from the Reinsurer for the Reinsurance hereunder shall be calculated in accordance with the following schedule. Gross Premiums Written shown are estimates for the beginning of the Agreement period.

1.       Gross Premiums Written                               $*
         LESS

2.       Excess Premium                                       $*
         EQUALS

3.       Subject Premium                                      $*
         LESS

4.       Taxes, Board, Bureaus
         and Residual Market
         Charges; and FET adjustable - see note # 1           $*

5.       Claims Service Fees
         Adjustable in Accordance
         With Article VIII; and                               $*

6.       Profit and Adminis-
         tration; adjustable [redacted pending                $*
                              confidentiality request
                              with SEC]

7.       Sub-total (4,5,6)                                    $*

     EQUALS

8.       Gross Ceded Premium
         (line 3 less line 7)                                 $*

9.       Net Ceded Premium
         (Line 8 less line 10)                                $*

10.      Loss Escrow Fund                                     $*
         *Redacted pending confidentiality request with SEC

Note: #l) Taxes, Boards & Bureaus, Federal Excise Tax, and Residual Market Loadings will be adjusted per the terms of the Large Risk Rating Plan Endorsement located on policyn # RMCA 5273031.

H.       CESSION STATEMENTS

         Account Current Statements will be rendered 30 days after the close of the month or as soon as reasonably practicable thereafter, as shown in the attached form or in such other simplified form as prepared by the Company.

                  1. Gross Premiums Written                 __________

                  EQUALS

                  2. Excess Reinsurance                     __________

                  3. Subject Premium                        __________

                  LESS

                  4. Taxes, Board, Bureaus and              __________
                  Residual Market Charges; and

                  5. Claims Service Fees; and               __________

                  6.  Profit  and  Administration;   and    __________

                  7.  Direct Commission;  and               __________

                  8. Sub-total (4,5,6,7)                    __________

                  EQUALS

                  9. Gross Ceded Premium                    __________
                  (line 3 less line 8)

                  10. Federal Excise Tax                    __________
                  (line 3 x 1%)

                  11. Net Ceded Premium                     __________
                  (line 9 less line 10)

                  LESS

                  12. Escrow Fund Reimbursement; and        __________

                  13. Paid Losses                           __________

                  EQUALS

                  14. Balance Due To (From) Reinsurer       __________

         B. The balance due shall be paid by the debtor party to the other within __(45) days after the close of the month or as soon as reasonably practicable thereafter.

I.       CLAIMS SERVICE FEES

         The Company has engaged, through AIG Risk Management, Inc., Hertz Claims Management Corporation to handle Claims Administration for claims arising hereunder. Claims shall be paid for as follows:

         a.       Automobile Liability - Bodily Injury
                  $525.00 per claim

         b.       Automobile Liability - Property Damage
                  $ 155.00 per claim

         c.       Automobile Liability - No Fault
                  $ 525.00 per claim

         d.       Automobile Liability - Physical Damage
                  $ 135.00 per claim

         In addition, any other fees, charges or expenses will be adjustable per the terms contained in that certain contract between AIGRM and the Claims Administrator for the period covered by this Schedule.

J.       INITIAL SECURITY:  Amount $800,000; form Letter of Credit.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives in New York, New York this 5th day of May, 1998.

                                                NATIONAL UNION FIRE INSURANCE
                                                COMPANY OF PITTSBURGH, PA.

                                                BY: /s/ Jeff Engelbreiht
                                                TITLE: Attorney in fact
                                                ADDRESS: 70 Pine Street
                                                         New York, NY 10270

and in Bermuda, this 30 day of Apr, 1998.

                                                CONSOLIDATED AMERICAN RENTAL
                                                INSURANCE CO., LTD.

                                                BY: ________________________
                                                TITLE:    Director
                                                ADDRESS:  40 Church Street
                                                          Hamilton, Bermuda

                                  SCHEDULE # 1
                       (Facultative Reinsurance Agreement)

                         March 1, 1998 to March 1, 1999

         Reinsurer Name    Consolidated American Rental Insurance
                           Company, Ltd.
                           C/O Willis Corroon Management
                           40 Church Street
                           Hamilton, Bermuda


         Original Insured  Rent a Wreck of America, Inc.
         Address           11460 Cronridge Drive, Suite 118
                           Owings Mills, MD. 21117

         Agent for Service
         of Process        Willis Corroon of Maryland
         Address           10 North Park Drive
                           Hunt Valley, MD. 21030


                                    ARTICLE I

POLICY(IES) REINSURED:

A.       Policy Number(s):

         (l) RMCA 3208643
         (2) RMCA 3208644
         (3) RMCA 3208645

which are incorporated herein by reference and made a part hereof.

B.       Territory:  As per policy(ies) listed in Item A

C.       Policy Period:

         12:01 A.M. Eastern Standard Time, March 1, 1998 to 12:01 A.M. Eastern Standard Time, March 1, 1999.

D.       Policy Limits:

Policy Number(s): RMCA 3208643
                  RMCA 3208644
                  RMCA 3208645

Automobile Liability: $100,000 Bodily Injury each Person
                      $300,000 Bodily Injury each Accident
                      $100,000 Property Damage each Accident

Automobile Physical Damage:  Actual Cash Value Comprehensive
                             Actual Cash Value Collision

E. REINSURER'S SHARE: Exceeds $25,000 before Company may request prompt payment.

F.       REINSURING TERMS:

(1) The Reinsurers aggregate limit of liability is the most the reinsurer will pay. The estimated aggregate limit of liability is one million three hundred thousand dollars ($1,300,000). This limit of liability is subject to adjustment as follows:

         Adjustment Basis          Adjustment Rate          Per
         ----------------          ---------------          ---

         [redacted pending         [redacted pending        each
         confidentiality request   confidentiality request
         with SEC]                 with SEC]

         Subject to a maximum downward adjustment of 10%.

(2) Subject to (1) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 3208643, RMCA 3208644, RMCA 3208645, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first One Hundred Thousand Dollars ($100,000) of the Company's Ultimate Net Loss per Bodily Injury each Person.

(3) Subject to (1) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 3208643, RMCA 3208644, RMCA 3208645, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first Three Hundred Thousand Dollars ($300,000) of the Company's Ultimate Net Loss per Bodily Injury each Accident.

(4) Subject to (1) above, Automobile Liability (including Automobile Physical Damage if agreed) under the Company's Policy Number RMCA 3208643, RMCA 3208644, RMCA 3208645, the Reinsurer agrees to reinsure the Company and be liable for One Hundred Percent (100%) of the first One Hundred Thousand Dollars ($100,000) of the Company's Ultimate Net Loss per Property Damage each Accident.

(5) Subject to (l) above, Allocated Loss Expense: Reinsurer agrees to reinsure the Company against and be liable for Allocated Loss Expense under the policies covered hereunder as follows: 1) if Ultimate Net Loss is contained within the Reinsured Limit(s) - Reinsurer will pay all Allocated Loss Expenses; 2) if Ultimate Net Loss exceeds the Reinsured Limit(s) - Reinsurer will pay that amount of Allocated Loss Expenses that is in proportion to the ratio that the Reinsured Limit(s) bears to the Loss paid under the Policy(ies); or 3) if there is no Ultimate Net Loss - Reinsurer will pay all Allocated Loss Expenses up to the Reinsured Limit(s) and fifty percent (50%) of the Allocated Loss Expenses which exceed the Reinsured Limit(s).

G.       PREMIUM AND COMMISSION:

         Premium and Commission due from the Reinsurer for the Reinsurance hereunder shall be calculated in accordance with the following schedule. Gross Premiums Written shown are estimates for the beginning of the Agreement period.

1.        Gross Premiums Written                              $*
         LESS

2.        Excess Premium                                      $*

         EQUALS

3.        Subject Premium                                     $*
         LESS

4.        Taxes, Board, Bureaus
          and Residual Market
          Charges;         adjustable-see note# 1.            $*

5.        Claims Service Fees
          Adjustable in Accordance
          With Article VIII; and                              $*

6.        Profit and Adminis-
          tration; adjustable [redacted pending               $*
          confidentiality request with SEC]

7.        Sub-total (4,5,6)                                   $*

         EQUALS

8.        Gross Ceded Premium
          (line 3 less line 7)                                $*

9.        Net Ceded Premium
          (line 8 less line 9)                                $*

10.       Loss Escrow Fund                                    $*

         *Redacted  pending  confidentiality  request with SEC

Note: #1) Taxes, Boards & Bureaus, and Residual Market Loadings will be adjusted per the terms of the Large Risk Rating Plan Endorsement located on policy # RMCA 3208644.

H.       CESSION STATEMENTS

         Account Current Statements will be rendered 30 days after the close of the month or as soon as reasonably practicable thereafter, as shown in the attached form or in such other simplified form as prepared by the Company.

                  1.       Gross Premiums Written      ____________

                  EQUALS

                  2.       Excess Reinsurance          ____________

                  3.       Subject Premium             ____________

                  LESS

                  4. Taxes, Board, Bureaus and
                  Residual Market Charges; and         ____________

                  5.       Claims Service Fees; and    ____________

                  6.       Profit and Administration;
                  and                                  ____________

                  7.       Direct Commission; and      ____________

                  8.       Sub-total (4,5,6,7)         ____________

                  EQUALS

                  9.       Gross Ceded Premium         ____________
                  (line 3 less line 8)

                  10.      Federal Excise Tax          ____________
                  (line 3 x 1%)

                  11.      Net Ceded Premium           ____________
                  (line 9 less line 10)

                  LESS

                  12.      Escrow Fund Reimbursement; and    ____________

                  13.      Paid Losses                       ____________

                  EQUALS

                  14.      Balance Due To (From) Reinsurer   ____________

         B. The balance due shall be paid by the debtor party to the other within ___ (45) days after the close of the month or as soon as reasonably practicable thereafter.

I.       CLAIMS SERVICE FEES

         The Company has engaged through AIG Risk Management, Inc., Hertz Claims Management Corporation to handle Claims Administration for claims arising hereunder. Claims shall be paid for as follows:

         a.       Automobile Liability - Bodily Injury
                  $ 525.00 per claim

         b.       Automobile Liability - Property Damage
                  $ 155.00 per claim

         c.       Automobile Liability - No Fault
                  $ 525.00 per claim

         d.       Automobile Liability - Physical Damage
                  $135.00 per claim

         In addition, any other fees, charges or expenses will be adjustable per the terms contained in that certain contract between AIGRM and the Claims Administrator for the period covered by this Schedule.

J.       INITIAL SECURITY:  Amount $500,000. Security to be provided as follows:
         $300,000 in the form a Letter of Credit, and $200,000 in the form of a Bond.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives in New York, New York this _____ day of __________, 19__.


                                             NATIONAL UNION FIRE INSURANCE
                                             COMPANY OF PITTSBURGH, PA.


                                             BY:___________________________
                                             TITLE:________________________
                                             ADDRESS: 70 Pine Street
                                                      New York, NY 10270
and in Bermuda, this 30 day of Apr, 1998.

                                             CONSOLIDATED AMERICAN RENTAL
                                             INSURANCE CO., LTD.


                                             BY:___________________________
                                             TITLE: DIRECTOR
                                             ADDRESS: 40 CHURCH STREET
                                                      HAMILTON, BERMUDA